BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
CURRENT ASSETS:
Cash and cash equivalents	$ 4,273	$ 280
Short-term deposits		4,937
Restricted cash	83	78
Account receivables (Note 3)	40	52
Total current assets	4,396	5,347
Property and equipment, net (Note 4)	26	100
Total assets	4,422	5,447
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES	200	300
Total liabilities	200	300
COMMITMENTS AND CONTINGENT LIABILITIES (Note 5)
SHAREHOLDERS' EQUITY (Note 6):
Share capital - Ordinary shares no par value - Authorized: 90,000,000 shares at December 31, 2018 and 2019; Issued: 11,325,912 at December 31, 2018 and 2019; Outstanding: 9,878,861 at December 31, 2018 and 2019.
Additional paid-in capital	147,957	147,953
Treasury shares, at cost, 1,447,051 Ordinary shares at December 31, 2018 and 2019	(1,065)	(1,065)
Accumulated deficit	(142,670)	(141,741)
Total shareholders' equity	4,222	5,147
Total liabilities and shareholders' equity	$ 4,422	$ 5,447